UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) NOVEMBER 18, 2005

BROADVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-28252	94-3184303
(Commission File No.)	(IRS Employer Identification No.)

585 Broadway
Redwood City, CA 94063

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 261-5100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.    Termination of a Material Definitive Agreement.

On July 25, 2005, BroadVision, Inc., a Delaware corporation (“BroadVision”), Bravo Holdco, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Bravo Holdco”) and Bravo Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Bravo Holdco (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which it was intended that BroadVision would merge with and into Merger Sub (the “Merger”).

On November 18, 2005, BroadVision, Bravo Holdco and Merger Sub entered into a Mutual Termination Agreement (the “Termination Agreement”), terminating the Merger Agreement.  Under the terms of the Termination Agreement, BroadVision agreed to pay to Bravo Holdco, on or before January 17, 2006, an amount of cash equal to $980,000 plus applicable interest.

A copy of the Termination Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.  The description contained in this Item 1.02 is qualified in its entirety by reference to the full text of the Termination Agreement.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The contents of Item 1.02 are incorporated into this Item 2.03 in their entirety.

Item 8.01.    Other Events.

On November 18, 2005, and as a condition precedent to the effectiveness of the Termination Agreement, Vector Capital III, L.P., an affiliate of Bravo Holdco and Merger Sub (“Vector”), BroadVision and Pehong Chen, BroadVision’s President and Chief Executive Officer, entered into a Transfer Agreement (the “Transfer Agreement”), pursuant to which Dr. Chen agreed to acquire from Vector, through a limited liability company that is wholly owned by Dr. Chen, all of Vector’s rights, title and interest in, to and under all of BroadVision’s outstanding Senior Subordinated Secured Convertible Notes.

On November 18, 2005, BroadVision issued a press release relating to the Transfer Agreement, the Termination Agreement and the termination of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
10.1	Mutual Termination Agreement dated November 18, 2005, by and among BroadVision, Inc., Bravo Holdco and Bravo Merger Sub, LLC.

99.1	Press release dated November 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADVISION, INC.

Dated: November 18, 2005	By:	/s/ William E. Meyer
William E. Meyer
Executive Vice President,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Mutual Termination Agreement dated November 18, 2005, by and among BroadVision, Inc., Bravo Holdco and Bravo Merger Sub, LLC.

99.1	Press release dated November 18, 2005.